UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2005
AMERICAN PHYSICIANS CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 000-32057

Michigan (State of Incorporation)	38-3543910 (IRS Employer Identification No.)
1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (517) 351-1150
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 21, 2005, American Physicians Capital, Inc. announced that it has completed its September 11, 2003 common stock repurchase authorization. The December 21, 2005 press release is attached hereto as an exhibit and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          99.1      Press release dated December 21, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
December 22, 2005

AMERICAN PHYSICIANS CAPITAL, INC. (Registrant)
By:	/s/ R. KEVIN CLINTON
R. Kevin Clinton
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press release dated December 21, 2005